                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                Quiksilver, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     or Item 22(a)(2) of Schedule 14A.

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/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                QUIKSILVER, INC.
                              1740 MONROVIA AVENUE
                          COSTA MESA, CALIFORNIA 92627

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 22, 1996

TO THE STOCKHOLDERS OF QUIKSILVER, INC.:

     Please take notice that the Annual Meeting of Stockholders of Quiksilver, Inc. (the "Company") will be held at the Newport Beach Marriott Hotel, located at 900 Newport Center Drive, Newport Beach, California on Friday, March 22, 1996, at 10:00 a.m. local time, for the following purposes:

     1. To elect a Board of seven Directors for the ensuing year;

     2. To approve the adoption of the Company's 1996 Stock Option Plan;

     3. To approve the adoption of the Company's 1995 Nonemployee Directors' Stock Option Plan;

     4. To approve the amendment of the Company's Certificate of Incorporation to increase the total authorized shares of Common Stock from 10,000,000 to 30,000,000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     At the Annual Meeting, the Board of Directors intends to present William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Randall L. Herrel, Sr., Robert
G. Kirby, Robert B. McKnight, Jr. and Tom Roach, as nominees for election to the Board of Directors.

     Only stockholders of record on the books of the Company at the close of business on January 26, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                          QUIKSILVER, INC.

                                          ROBERT B. McKNIGHT, JR.
                                          Chairman of the Board and
                                          Chief Executive Officer

Costa Mesa, California
February   , 1996

                                QUIKSILVER, INC.
                              1740 MONROVIA AVENUE
                          COSTA MESA, CALIFORNIA 92627

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 22, 1996

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Quiksilver, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Newport Beach Marriott Hotel, located at 900 Newport Center Drive, Newport Beach, California, on Friday, March 22, 1996, at 10:00 a.m. local time, and any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote for the election of the nominees for election to the Board of Directors listed in the proxy, for approval of the Company's 1996 Stock Option Plan, for approval of the Company's 1995 Nonemployee Directors' Stock Option Plan, for approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 30,000,000 and, as to any other business which may properly come before the meeting, in accordance with their best judgment. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy. This Proxy Statement and form of Proxy are being mailed to the Company's stockholders on or about
February   , 1996.

     The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company or the Bylaws, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving the plurality of votes. Proposals 2 and 3 require the approval of a majority of the shares of voting stock present and entitled to vote thereat. Therefore, abstentions as to these proposals will have the same effect as votes against such proposals. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on such proposals, and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals. Proposal 4 requires the approval of a majority of the outstanding shares and therefore abstentions and broker non-votes will have the same effect as votes against such proposal.

     The cost of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular employees who will not receive additional compensation for the solicitation. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 6,804,604 shares of the Company's Common Stock outstanding at the close of business on January 26, 1996 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on January 26, 1996.

                              CERTAIN STOCKHOLDERS

     Certain information with respect to (i) each of the current Directors and nominees for election as Directors, (ii) each of the four Executive Officers listed in the compensation tables below, and all current Directors and Executive Officers as a group, including the number of shares of the Company's Common Stock beneficially owned by each of them as of December 31, 1995, is set forth below:

                                                                            PERCENT OF
                                                           SHARES OF       OUTSTANDING
                                                          COMMON STOCK     COMMON STOCK
                       NAME OF INDIVIDUAL                 BENEFICIALLY     BENEFICIALLY
                    OR IDENTITY OF GROUP(1)                  OWNED            OWNED
        ------------------------------------------------  ------------     ------------
        William M. Barnum, Jr. .........................       4,000(3)          (2)
        Charles E. Crowe................................     102,000(4)         1.5%
        Michael H. Gray.................................       8,000(3)          (2)
        Randall L. Herrel, Sr. .........................      18,000(5)          (2)
        Robert G. Kirby.................................      27,250(6)          (2)
        Robert B. McKnight, Jr. ........................     358,000(7)         5.2%
        Tom Roach.......................................       3,000(3)          (2)
        Harry Hodge.....................................         --              --
        Bert G. Fenenga.................................       1,600(8)          (2)
        All Executive Officers and Directors
          as a Group (9 persons)........................     521,850(9)         7.6%

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(1) The address for each of the named person is c/o Quiksilver, Inc., 1740 Monrovia Avenue, Costa Mesa, California 92627. Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).

(2) Less than 1% of the outstanding shares of Common Stock.

(3) Includes an aggregate of 3,000 shares which the Director has, or will have within 60 days after December 31, 1995, the right to acquire upon the exercise of outstanding options.

(4) Includes an aggregate of 2,000 shares which the Director has, or will have within 60 days after December 31, 1995, the right to acquire upon exercise of outstanding options.

(5) Includes an aggregate of 18,000 shares which Mr. Herrel has, or will have within 60 days after December 31, 1995, the right to acquire upon the exercise of outstanding options.

(6) Includes an aggregate of 9,250 shares owned of record by Mr. Robert Kirby's spouse and 18,000 shares which Mr. Kirby has, or will have within 60 days after December 31, 1995, the right to acquire upon exercise of outstanding warrants or options.

(7) Includes an aggregate of 55,000 shares which Mr. McKnight has, or will have within 60 days after December 31, 1995, the right to acquire upon the exercise of outstanding options.

(8) Includes an aggregate of 1,500 shares which Mr. Fenenga has, or will have within 60 days after December 31, 1995, the right to acquire upon the exercise of outstanding options.

(9) Includes an aggregate of 103,500 shares which the Executive Officers and Directors as a Group have, or will have within 60 days after December 31, 1995, the right to acquire upon the exercise of outstanding options and warrants.

     As of December 31, 1995, the only person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock was Mr. McKnight.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders when their respective successors are duly elected and qualified. The Company's Bylaws authorize a Board consisting of four to eight Directors, with the number of Directors currently fixed at seven.

     Of the seven nominees for election to the Board of Directors, all are currently serving as Directors of the Company and were elected to their present terms of office by the stockholders at the 1995 Annual Meeting of Stockholders. Unless instructed to the contrary, the shares represented by the proxies will be voted in favor of the election of the nominees named below as Directors. Although it is anticipated that each nominee will be able to serve as a Director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. The nominees receiving the highest number of votes, up to the number of Directors to be elected, will be elected as Directors.

     The following sets forth certain biographical information for each of the nominees.

     Mr. William M. Barnum, Jr., age 44, has served as a Director of the Company since November 1991. Mr. Barnum also currently serves as a director of several private companies, and has been a general partner of Brentwood Associates, a Los Angeles based venture capital and private equity investment firm since 1986. Prior to that, Mr. Barnum held several positions at Morgan Stanley & Co. Mr. Barnum graduated from Stanford University in 1976 with a B.A. in Economics and from the Stanford Graduate School of Business and Stanford Law School in 1981 with M.B.A. and J.D. degrees. Mr. Barnum is a Director of Acme Holdings, Inc. and of Horizon Finance Corporation, a wholly-owned subsidiary of Horizon Cellular Telephone Company, L.P.

     Mr. Charles E. Crowe, age 40, has served as a Director of the Company since December 1980. Mr. Crowe also served as a Vice President of the Company until his leave of absence in fiscal 1992 and subsequent resignation on February 5, 1993. He currently serves as a consultant to the Company. Prior to 1981, Mr. Crowe was employed by Bateman Eichler, Hill Richards, Incorporated. Mr. Crowe graduated from the University of California, Santa Barbara, with a B.A. degree in Economics. Mr. Crowe is the step son-in-law of Mr. Kirby.

     Mr. Michael H. Gray, age 43, has served as a Director of the Company since November 1991. He is currently President of Sweet Life Restaurants, a specialty baked goods and food services company, and was formerly President of St. John Knits, a women's clothing company, from 1986 to 1991, where he was employed beginning in 1971. Mr. Gray graduated from Long Beach State University with a degree in Business Administration.

     Mr. Randall L. Herrel, Sr., age 45, has served as President since January 1995 and as Chief Operating Officer since August 1991. Since joining the Company in June 1989, Mr. Herrel has also served at various times as Chief Financial Officer, Treasurer and Secretary. Prior to joining the Company, he served as Executive Vice President and Chief Financial Officer at Gale Hayman, Beverly Hills from January 1988 to April 1989. Mr. Herrel was also employed by Merle Norman Cosmetics from 1983 to 1988 as a Vice President and Chief Financial Officer, and as a consultant with Touche Ross & Co. from 1978 to 1983. He holds a B.S.

degree in Engineering from Purdue University, an M.S. degree in Engineering from Northrop University, and an M.B.A. from Stanford University.

     Mr. Robert G. Kirby, age 70, has served as a Director of the Company since October 1986. Mr. Kirby is a Senior Partner of the Capital Group Partners L.P. and former Chairman of the Board of Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group, Inc. Capital Guardian Trust Company is an institutional portfolio manager for pension funds. Mr. Kirby has also been a Director of The Capital Group, Inc., from 1978 to 1991 and is currently a Director of Capital Guardian Trust Company, College Retirement Equities Fund and Lockheed Corporation. Mr. Kirby is a graduate of Stanford University and Harvard University Graduate School of Business Administration. Mr. Kirby is the step father-in-law of Mr. Crowe.

     Mr. Robert B. McKnight, Jr., age 42, was a co-founder of the Company in 1976, served as President from 1979 through July 1991 and has served as Chairman of the Board and Chief Executive Officer since August 1991 and a Director of the Company since its inception. Mr. McKnight received a B.S. degree in Business Administration from the University of Southern California.

     Mr. Tom Roach, age 52, has been President and owner of Palm Springs Harley Davidson, a motorcycle retail and specialty store, since 1990, and is also co-owner and co-founder of Sweetwater Ranch, a high-end western furniture manufacturer. Prior to 1990, Mr. Roach was President and Chief Operating Officer of Woodward and Lothrop from 1987 through 1989 and JW Robinson's during 1986. Mr. Roach received an M.S. degree in Marketing and an M.B.A. from the University of Wyoming.

     The Board of Directors held seven meetings during the fiscal year ended October 31, 1995. Each incumbent Director attended at least 75% of the total number of meetings of the Board of Directors and of Board of Director committees on which that Director served which were held during the period for which he was a Director. Each Director who is not an employee of the Company receives an attendance fee of $2,000 for each meeting of the Board of Directors he personally attends and for each meeting of a committee of the Board of Directors he personally attends which is not held on the same day as a meeting of the Board of Directors. Nonemployee Directors receive $1,000 for each Board meeting attended telephonically. In addition, nonemployee Directors received an annual retainer of $10,000. Mr. Crowe also had a consulting agreement with the Company which expired in March 1995, pursuant to which he was paid $100,000 annually. There was also an arrangement between the Company and Mr. Crowe pursuant to which he provided consulting services to the Company for the period from April 1995 to January 1996 for which he was paid $30,000.

     The Board of Directors has a standing Compensation and Audit Committee, but does not have a Nominating Committee.

     The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the annual compensation for all executive officers and key employees of the Company, as well as administering the Quiksilver, Inc. Stock Option Plan. The Compensation Committee is comprised of Messrs. Barnum, Gray, Kirby and Roach. The Compensation Committee held two meetings during the fiscal year ended October 31, 1995.

     The principal duties of the Audit Committee are to approve the selection of the Company's independent auditors, to discuss and review the Company's accounting policies and to review the accounting and internal control procedures recommended by the Company's independent auditors. The Audit Committee is comprised of Messrs. Barnum, Gray and Roach. During the fiscal year ended October 31, 1995, the Audit Committee held two meetings.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1995 all Section 16(a) filing requirements applicable to its Officers, Directors and greater-than ten percent beneficial owners were satisfied.

                                   PROPOSAL 2

              APPROVAL OF QUIKSILVER, INC. 1996 STOCK OPTION PLAN

     The Board has approved, subject to stockholder approval, the adoption of a 1996 Stock Option Plan (the "1996 Plan"), for which 700,000 shares of Common Stock will be reserved for issuance on exercise of options. The 1996 Plan is intended to replace the Company's existing Stock Option Plan (the "1987 Plan"), which was approved by the stockholders in July 1987 and would otherwise expire in July 1997. The 1987 Plan will be terminated upon approval of the 1996 Plan. While the termination of the 1987 Plan will not affect the options which have already been granted under such plan, no new options will be granted under the 1987 Plan after such termination.

     The following is a brief summary of the material features of the 1996 Plan and is qualified in its entirety by express reference to the 1996 Plan, a copy of which will be sent without charge prior to the Annual Meeting to any stockholder requesting it from the Secretary of the Company.

     The 1996 Plan calls for the granting of options to purchase up to 700,000 shares of the Company's Common Stock. No employee or consultant may be granted options to acquire more than 100,000 shares during any one-year period under the 1996 Plan. Shares covered by options which terminate without exercise are available for issuance upon the grant of additional options. The number and kind of shares subject to the 1996 Plan and any outstanding options under the 1996 Plan will be appropriately adjusted in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of the Company. The 1996 Plan allows for the grant of either incentive stock options or nonstatutory stock options.

     The 1996 Plan will be administered by the Company's Board of Directors, which has the sole authority to determine which eligible persons shall receive options and the terms and provisions of the options. The Board also has the full power and authority to interpret the provisions of the 1996 Plan and any option granted under the 1996 Plan. The Board may delegate administration of the 1996 Plan to a committee of not less than two members of the Board. The Board has delegated administration of the Plan to the Compensation Committee of the Board.

     Employees and consultants of the Company and any subsidiary of the Company are eligible to receive options under the 1996 Plan, with only employees eligible to receive incentive stock options. Nonemployee directors of the Company are not eligible to receive options under the 1996 Plan. At December 31, 1995, approximately 500 persons were eligible to participate in the 1996 Plan. The Board has the discretion to set the exercise price for options granted under the 1996 Plan, provided that the exercise price per share for each incentive stock option cannot be less than the fair market value on the date of grant. The Board also has broad discretion as to the other terms and conditions upon which options granted shall be exercisable, but under no circumstances will an option have a term exceeding ten years from the date of grant. On January 26, 1996, the closing price of the Company's Common Stock on the NASDAQ-NMS was $29 per share.

     The purchase price for shares issued under the 1996 Plan shall be paid by cash or such other means deemed acceptable by the Board, including the payment of all or part of the exercise price with shares previously acquired by the optionee. The Company will also facilitate the cashless exercise of options through customary brokerage arrangements.

     Each option will expire on the date established by the Board for that option, except that no option may be exercised later than ten years after the date of grant and no incentive stock option granted to a person owning greater than 10% of the total combined voting power of all classes of stock of the Company may be exercised later than five years after the date of grant. Options generally terminate upon the termination of the optionee's employment, except that the Board may provide in the option agreement that the vested portion of the option at the time of termination may be exercisable for up to three months after termination for any reason other than death or disability, and for up to one year after termination in the event of death or disability. The Board also has the authority to extend the post-termination exercise period, although not beyond the original option expiration date, and to accelerate unvested portions of an option upon the termination of employment. Options are not transferable by the optionee other than by will or the laws of descent and distribution.

     The 1996 Plan provides that in the case of certain reorganizations, mergers or consolidations of the Company with one or more corporations, or the sale of substantially all of the Company's assets, all outstanding options, including unvested installments, shall be accelerated and be exercisable in full beginning immediately prior to the consummation of the transaction unless such options are assumed in some manner as part of the transaction or new options or securities are substituted for them.

     The 1996 Plan provides that the Board may at any time amend or terminate the 1996 Plan, although no amendment or termination may adversely affect any previously granted option without the consent of the holder of the option. Unless sooner terminated by the Board, the 1996 Plan will terminate in March 2006. No options have been granted under the 1996 Plan.

     Under currently applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), an optionee will not be deemed to receive any income for federal tax purposes upon the grant of an option under the 1996 Plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of an option the tax consequences are as follows:

          1. Upon the exercise of a nonstatutory option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the option price and the market price of the shares on the exercise date. The Company will be allowed an income tax deduction equal to the excess of the market value of the shares on the date of exercise over the cost of such shares to the optionee subject in certain circumstances, to a $1 million ceiling on the deductibility by the Company of certain executive officers' compensation during any year; and

          2. Upon the exercise of an incentive stock option, there is no income recognized by the optionee at the time of exercise. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, the optionee will realize a long-term capital gain or loss upon sale, measured as the difference between the option exercise price and the sale price. If both of these holding period requirements are not satisfied, ordinary income tax treatment will apply to the amount of gain at sale or exercise, whichever is less. If the actual gain exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will be allowed the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided such shares are held for the required periods as described above.

     There is no charge against income required by the Company in connection with the grant of an option or the exercise of an option for cash.

     Under the Code, an option will generally be disqualified from receiving incentive stock option treatment if it is exercised more than three months following termination of employment. However, if the optionee is disabled, such statutory treatment is available for one year following termination. If the optionee dies while employed by the Company or within three months thereafter, the statutory time limit is waived altogether. In no event do these statutory provisions extend the optionee's right to exercise an option beyond its term.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the adoption of the 1996 Plan. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the proposal.

                                   PROPOSAL 3

                          APPROVAL OF QUIKSILVER, INC.
                 1995 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Board has approved, subject to stockholder approval, the adoption of a 1995 Nonemployee Directors' Stock Option Plan (the "1995 Directors' Plan"), for which 140,000 shares of Common Stock will be reserved for issuance on exercise of options. Only nonemployee Directors of the Company are eligible to participate in the 1995 Directors' Plan. Other than as specifically described below, the 1995 Directors' Plan incorporates substantially the same terms and conditions as the Company's 1996 Stock Option Plan (the "1996 Plan") described under Proposal 2, above. A copy of the 1995 Directors' Plan will be sent without charge prior to the Annual Meeting to any stockholder requesting it from the Secretary of the Company. The 1995 Directors' Plan is intended to replace the Company's existing Nonemployee Directors' Stock Option Plan (the "1992 Directors' Plan") which was approved by the stockholders in April 1992. The 1992 Directors' Plan will be terminated upon approval of the 1995 Directors' Plan. While the termination of the 1992 Directors' Plan will not affect the options which have already been granted under such plan, no new options will be granted under the 1992 Directors' Plan after such termination.

     The 1995 Directors' Plan provides for certain nonstatutory stock option grants to the current nonemployee Directors of the Company and future option grants to new nonemployee Directors of the Company to be made on a nondiscretionary basis. Specifically, under the 1995 Directors' Plan, each nonemployee Director of the Board of Directors of the Company on the date the 1995 Directors' Plan was approved by the Board, March 24, 1995, was granted, subject to stockholder approval of the 1995 Directors' Plan, a ten-year nonstatutory option to purchase 20,000 shares of the Company's Common Stock at $18.875, the fair market value of the shares on such date. When a person who is neither an officer nor an employee of the Company is first elected by the stockholders to the Board after Board adoption of the 1995 Directors' Plan, the Company will be required under the 1995 Directors' Plan to grant the new Director a ten-year nonstatutory option to purchase 20,000 shares of the Company's Common Stock on the date of such election at a price equal to the fair market value of the shares on such date. As a result, upon approval by the stockholders of the 1995 Directors' Plan, the options granted subject to stockholder approval to the current nonemployee Directors, Messrs. Barnum, Crowe, Gray, Kirby and Roach, will become unconditional. Each of the options under the 1995 Directors' Plan will vest at the rate of twenty-five percent per year, so long as the individual is serving as a Director, with full vesting over four years. The 1995 Directors' Plan will expire in March of 2005.

     The Company believes that its Directors should have meaningful equity ownership in the Company. The reason for creating a nondiscretionary option plan for nonemployee Directors is to allow such outside Directors to receive options while at the same time remaining eligible to administer the Stock Option Plan (and any subsequently approved discretionary stock plans, including the 1996
Plan) under the rules of the Securities and Exchange Commission.

     The tax treatment for optionees and the Company for options granted under the 1995 Directors' Plan will be the same as arise in the case of nonstatutory options granted under the 1996 Plan and described above under Proposal 2.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the adoption of the Nonemployee Directors' Plan. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the proposal.

                                   PROPOSAL 4

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                  THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     On January 26, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the total authorized shares of Common Stock of the Company from 10,000,000 to 30,000,000. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the first paragraph of current Article Fourth of the Certificate to read as follows:

          "A. The total number of shares of all classes of stock that the Company shall have authority to issue is thirty-five million (35,000,000), consisting of:

             (1) thirty million (30,000,000) shares of Common Stock, with a par value of $.01 per share; and

             (2) five million (5,000,000) shares of Preferred Stock, with a par value of $.01 per share."

(Italics added to show revision.) The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

     As of December 31, 1995, 6,795,938 shares of Common Stock were issued and outstanding; 621,050 shares were reserved for issuance pursuant to outstanding grants under the Company's stock option plans; 66,584 were reserved and available for issuance under the Company's stock option plans; and 15,000 shares were reserved for issuance pursuant to the exercise of outstanding warrants. Therefore, of the 10,000,000 shares currently authorized by the Certificate, approximately 2,501,428 shares are presently available for general corporate purposes. Assuming Proposals 2 and 3 are approved by the stockholders, approximately 8,338,572 shares of Common Stock will be outstanding or reserved for issuance on exercise of options existing or to be granted under the Company's stock option plans and upon exercise of outstanding warrants and approximately 1,661,428 shares will be available for general corporate purposes.

PURPOSES AND EFFECTS OF THE AUTHORIZED SHARES AMENDMENT

     The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company's capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

     The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company's management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Certificate.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an antitakeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Certificate is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment to the Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 10,000,000 shares to 30,000,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock. The Board of Directors recommends a vote "FOR" the proposal.

                               EXECUTIVE OFFICERS

     The current Executive Officers of the Company are as follows:

          NAME             AGE                     POSITION
-------------------------  ---   ---------------------------------------------
Robert B. McKnight, Jr.    42    Chairman of the Board and Chief Executive
                                 Officer
Randall L. Herrel, Sr.     45    President, Chief Operating Officer and
                                 Secretary
Harry Hodge                45    President Director General, Quiksilver Europe
Bert G. Fenenga            35    Senior Vice President, Chief Financial
                                 Officer and Treasurer

     For additional information with respect to Messrs., McKnight and Herrel who are also nominees as Directors of the Company, see "Election of Directors."

     Mr. Harry Hodge co-founded Na Pali, S.A. ("Quiksilver Europe"), the European licensee of Quiksilver International, in 1984 in Biarritz, France. Following the acquisition of Quiksilver Europe by the Company, Mr. Hodge remained as President Director General. From 1981 to 1983, he was the Marketing Director for Quiksilver International, in Torquay, Australia. Prior to his experience with Quiksilver International, Mr. Hodge was a journalist in Australia.

     Mr. Bert G. Fenenga, CPA, has served as Senior Vice President, Chief Financial Officer and Treasurer since January 1995. He served in various capacities, most recently as Vice President and Corporate Controller, with the Company since July 1990. Prior to this, Mr. Fenenga was employed by Kenneth Leventhal and Company from 1985 to 1990. He holds a B.A. degree in Business Administration from California State University, Fullerton.

                           SUMMARY COMPENSATION TABLE

     The following sets forth certain summary compensation information concerning the named Executive Officers for each of the Company's last three fiscal years:

                                                                    LONG-TERM
                                                                   COMPENSATION
                                                                      AWARDS
                                                                   ------------
                                            ANNUAL COMPENSATION     SECURITIES
              NAME AND            FISCAL   ---------------------    UNDERLYING        ALL OTHER
         PRINCIPAL POSITION        YEAR     SALARY       BONUS       OPTIONS#      COMPENSATION(1)
    ----------------------------  ------   ---------   ---------   ------------    ---------------
    Robert B. McKnight, Jr.        1995     $342,000   $ 910,000      30,000           $ 5,000
      Chairman of the Board        1994      317,000     584,000      15,000             3,500
      and Chief Executive          1993      274,000     272,000      30,000             2,500
      Officer
    Randall L. Herrel, Sr.         1995     $279,000   $ 910,000      30,000           $ 4,500
      President, Chief             1994      240,000     584,000      15,000             3,500
      Operating Officer and        1993      205,000     217,000      30,000             2,500
      Secretary
    Harry Hodge                    1995     $248,000   $ 133,000      30,000           $ 1,000
      President Director           1994      206,000      35,000      15,000                --
      General, Quiksilver Europe   1993      197,000     136,000      25,000                --
    Bert G. Fenenga(2)             1995     $128,000   $  97,000      15,000           $ 2,750
      Senior Vice President,
      Chief Financial Officer
      and Treasurer

---------------
(1) The amounts disclosed in this column include premiums for personal life insurance policies for each of the years indicated for Messrs. McKnight, Herrel, Hodge and Fenenga of $2,500, $2,500, $1,000 and $1,250,
    respectively, and the Company's matching 401(k) employer contribution for Mr. McKnight of $2,500 and $1,000 in 1995 and 1994, respectively, and for Mr. Fenenga $1,500 in 1995.

(2) Mr. Fenenga became an executive officer of the Company in January 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following sets forth certain information concerning individual grants of stock options during the fiscal year ended October 31, 1995 to each of the named Executive Officers:

                                      INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------
                                      NUMBER OF
                                      SECURITIES       % OF TOTAL
                                      UNDERLYING        OPTIONS                                     GRANT
                                       OPTIONS         GRANTED TO    EXERCISE OR                    DATE
                                       GRANTED        EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
              NAME                       (1)          FISCAL YEAR    ($/SHARE)(2)      DATE      VALUE($)(3)
---------------------------------  ----------------   ------------   ------------   ----------   -----------
Robert B. McKnight, Jr...........       30,000             8.8%         $18 7/8       03/25/05    $ 668,000
Randall L. Herrel, Sr............       30,000             8.8%          18 7/8       03/25/05      668,000
Harry Hodge......................       30,000             8.8%          18 7/8       03/25/05      668,000
Bert G. Fenenga..................       15,000             4.4%          18 7/8       03/25/05      334,000

---------------

(1) The options were granted under the 1987 Plan for a term of 10 years, subject to earlier termination in certain events related to termination of employment. The options become exercisable 33 1/3% per year beginning one year from the date of grant. To the extent not already exercisable, the options generally become exercisable upon a sale of assets, a merger or consolidation of the Company with or into another corporation or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's outstanding voting stock, unless the option is assumed or replaced with a comparable option by the surviving entity.

(2) All options were granted at fair market value (the last sales price for the Company's Common Stock on the day previous to the date of grant as reported by NASDAQ).

(3) The indicated present value amounts are based on a variation of the Black-Scholes option pricing model. For purposes of the Black-Scholes model, the Company assumed a volatility of 47.1%, a risk free rate of return of 6.1%, a dividend yield of 0%, and a time of exercise of ten years. Actual gains, if any, on exercise will be dependent on a number of factors including future performance of the Company and the Common Stock, and overall market conditions as well as the holder's continued employment through the vesting period. As a result, the indicated present values may vary substantially from actual realized values.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following sets forth certain information concerning each exercise of stock options during the fiscal year ended October 31, 1995 by each of the named Executive Officers and the aggregated fiscal year-end value of the unexercised options of each such Executive Officer:

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED AT      IN-THE-MONEY OPTIONS AT
                                SHARES       VALUE           FISCAL YEAR-END           FISCAL YEAR-END ($)(1)
                              ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
            NAME               EXERCISE      (1)($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   --------   -----------   -------------   -----------   -------------
Robert B. McKnight, Jr......         --           --      55,000         30,000      $ 1,228,000     $ 364,000
Randall L. Herrel, Sr.......     42,000     $502,000      18,000         39,000          373,000       443,000
Harry Hodge.................     40,000      462,000          --         30,000               --       364,000
Bert G. Fenenga.............      6,000       62,000       1,500         18,000           31,000       244,000

---------------

(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options.

EMPLOYMENT ARRANGEMENTS

     The Company has entered into executive employment agreements with each of Messrs. McKnight, Fenenga and Hodge. Pursuant to the terms of these employment agreements, Mr. McKnight is to receive a base salary of $350,000, Mr. Fenenga a base salary of $130,000 and Mr. Hodge a base salary of 1,320,000 French francs (approximately $269,000 as of October 31, 1995). These base salaries are subject to periodic review by the Company and may be adjusted either up or down, based on the Company's performance, the individual's performance, market conditions or such other factors as are deemed relevant by the Company.

     The employment agreements also provide that each of the executive officers was eligible for a bonus for the fiscal year ended October 31, 1995, based on the Company, in the case of Mr. McKnight and Mr. Fenenga, and based on Quiksilver Europe, in the case of Mr. Hodge, achieving certain pre-tax return on equity goals for the fiscal year. For the fiscal year ended October 31, 1995, Messrs. McKnight, Fenenga and Hodge received $910,000, $67,000 and $133,000, respectively, pursuant to this bonus plan. Mr. Fenenga's employment agreement also provides that he was eligible to participate in a bonus pool for fiscal 1995 based on the achievement of certain gross profit and selling, general and administrative expense goals. Mr. Fenenga received $30,000 pursuant to this bonus plan. Mr. McKnight's and Mr. Fenenga's employment agreements require that the Company maintain a $1,000,000 and $500,000 term life insurance policy on their lives, respectively, payable to their designees; provided, however, that the Company is not required to pay premiums for such policies in excess of $2,500 and $1,250, respectively, annually.

     Each of the employment agreements continues for an unspecified term and may be terminated by the Company or the executive without cause at any time for any reason, subject to the payment of certain amounts as set forth below. If the Company terminates an executive's employment without cause, or if the executive terminates his employment for "good reason" following a change in control of the Company, the Company will continue to pay the executive's base salary for a period of six months plus an additional month for each month of executive service with the Company, up to a combined maximum salary continuation period of 12 months. This policy applies to all officers of the Company. For purposes of the executive employment agreements, "good reason" is defined as (i) the assignment to executive of duties materially inconsistent with his position, as set forth in the agreement, without executive's consent, (ii) a material change in executives's reporting level from that set forth in the agreement, without executive's consent, or (iii) the failure by the Company to obtain from any successor, before the succession takes place, an agreement to assume and perform the obligations of the Company under the employment agreement.

                         COMPENSATION COMMITTEE REPORT

     The report of the Compensation Committee which follows shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

     As members of the Compensation Committee, it is our duty to administer the Company's various executive compensation plans. In addition, we review compensation levels of members of management, evaluate the performance of management, consider management succession and related matters. The Committee reviews with the Board in detail all aspects of compensation for the Company's executive officers.

     In fiscal 1993, the Committee reevaluated the Company's executive compensation structure in light of the Company's philosophy of linking compensation with enhancement of shareholder value. As a result of this reevaluation, the Company implemented a new compensation program for its executive officers. The principles followed by the Committee were (i) to provide a cash compensation package consisting of competitive base salary levels and incentive opportunities linked to corresponding levels of Company performance and (ii) to grant stock option incentives which require increases in the Company's stock price in order for executives to realize value and, thus, tie them to the Company's long-term stock performance. The result was a total compensation opportunity significantly dependent upon the Company's performance. In designing the executive compensation program, the Committee used the services of both Towers Perrin and Deloitte & Touche, compensation consultants, who provided independent expertise and direction. During fiscal 1994, the Committee reviewed the new compensation program and determined that it was achieving the desired results and that it should be continued.

     In August 1993, Congress enacted tax legislation that, among other things, places a ceiling of $1 million on the amount of an executive officer's annual compensation that may be deducted for federal income tax purposes in any year (the "Deductibility Cap"). The legislation provides that compensation paid under certain incentive compensation plans may be excluded from the calculation of compensation that is subject to the Deductibility Cap, provided the plans meet certain conditions, which are contained in regulations that have recently been adopted by the Internal Revenue Service.

     As a result of the Company's exceptional performance in fiscal 1995, the compensation of the Company's Chief Executive Officer and Chief Operating Officer exceeded the Deductibility Cap. The Committee is presently evaluating possible changes to the Company's compensation plans needed to preserve the deductibility of executive compensation paid by the Company.

EXECUTIVE COMPENSATION COMPONENTS

     The Company's executive compensation program is currently based on three principal components, each of which is intended to support the overall compensation philosophy. The three principal components are:

     - BASE SALARY: Base salary ranges are reviewed and established annually. The Company uses the services of compensation consultants to ensure that the base salary ranges reflect competitive job market conditions for similarly related companies in terms of sales, employees and related factors. Adjustments to actual base salaries are made pursuant to job performance in relationship to the midpoint of the salary range for the position and level of responsibilities. The Company's philosophy generally is to provide a base salary that is at or above the midpoint of the applicable salary range, particularly in light of the Company's decision to operate with a minimal number of executive officers by assigning each executive officer multiple functions.

     - INCENTIVE COMPENSATION: The incentive compensation opportunity under the Company's Executive Officer Incentive Plan is based on the Company's return on stockholder's equity, in the case of officers of the Company, and Quiksilver Europe's return on stockholders' equity, in the case of officers of Quiksilver Europe. Under the Plan, the Committee establishes a target pre-tax earnings return on stockholder's equity for the fiscal year. Once the target return is achieved, a percentage of the actual return over the target return is distributed to the executive officers as a bonus. If the target return is not achieved, no bonus is distributed to the officers. The bonus, if any, increases as the percentage return on equity over the target return increases. Bonuses are allocated among the executive officers based on a percentage interest established by the Committee at the beginning of the fiscal year.

     - STOCK OPTIONS: Executive officers are eligible to receive annual grants of stock options, which have historically been granted as nonqualified stock options. The awards are intended to retain and motivate executive officers to improve stock market performance. Awards are granted at the fair market value of the Company's Common Stock at the date of grant. Awards are based on an evaluation of past granting practices, Company performance and the individual executive's performance and responsibilities.

     CEO COMPENSATION

          In April 1993, the Committee set Mr. McKnight's annual base salary at $300,000 which was at or near the mid-point of the market surveys performed by Towers Perrin and Deloitte & Touche. In March 1994, the Committee increased Mr. McKnight's annual base salary to $330,000 to cover the increased cost of living as well as the additional administrative burdens associated with the acquisition of The Raisin Company. Mr. McKnight's annual base salary was increased to $350,000 in March 1995 and he was awarded options to acquire 30,000 shares of nonqualified stock options during fiscal 1995 at an exercise price of $18 7/8 per share, which was the price of the Company's stock on the date of the grant. The options vest
     33 1/3% per year beginning one year after the date of grant and have a term of ten years. The increase in base salary and the award of options was based on Mr. McKnight's responsibilities and performance as they relate to the Company's increased volume from worldwide operations, the addition of new territories, principally in Central and South America, and the addition of a new division to service mass market retail distribution with new, non-Quiksilver labels.

          For fiscal 1995, Mr. McKnight was paid $910,000 of incentive compensation under the Company's Executive Officer Incentive Plan. This award was principally due to the Company's exceptional performance which resulted in a return on stockholders' equity significantly in excess of the target return established by the Committee.

                                          Compensation Committee
                                               William M. Barnum, Jr.
                                               Michael H. Gray
                                               Robert G. Kirby
                                               Tom Roach

January 26, 1996

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company during the last fiscal year consisted of William M. Barnum, Jr., Michael H. Gray and Robert G. Kirby, each of whom was a non-employee director of the Company.

                        COMPANY STOCK PRICE PERFORMANCE

     The following graph compares from October 31, 1990 to October 31, 1995 the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of (i) the NASDAQ Market Index and (ii) selected public companies with similar market capitalizations. The yearly percentage change has been measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the stock at the end and the beginning of the measurement period; by (ii) the stock price at the beginning of the measurement period. The Company has chosen to compare its stock performance with that of issuers with similar market capitalizations since the Company does not have a published industry or line-of-business index and does not believe any comparison with "peer" issuers within the SEC rules governing presentation of this graph can be made. Market capitalization is the dollar figure obtained by multiplying the per share stock price on a given date by the total number of outstanding shares. The thirty-five companies with a market capitalization closest to the Company's market capitalization of $210,044,000 at October 31, 1995 were selected from the Standard & Poor's Compustat Industrial Database at such date. The selected companies also had the five-year market capitalization histories necessary for the comparative purposes of the graph. Although the Company believes a comparison with a peer group would more adequately measure the Company's stock performance, the Company is unaware of any comparable public beachwear and casual clothing manufacturers which serve the Company's market. As a result, the group market capitalization may not be meaningful. In addition, the historical stock performance shown on the graph is not intended to and may not be indicative of future stock performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                             AMONG QUIKSILVER, INC.
        NASDAQ MARKET INDEX, & SIMILAR MARKET CAPITALIZATION PEER GROUP


      MEASUREMENT PERIOD          QUIKSILVER,                   SIMILAR MARKET
    (FISCAL YEAR COVERED)            INC.            NASDAQ    CAPITALIZATIONS
    ---------------------         -----------        ------    ---------------
            10/1990                  100.00          100.00         100.00
            10/1991                   80.49          127.20         149.16
            10/1992                   50.00          123.22         169.19
            10/1993                  112.20          161.70         230.85
            10/1994                  170.73          171.91         198.67
            10/1995                  302.44          203.93         239.80

Note: Past or present performance is not necessarily indicative of future performance.

     The following public companies are those which were used in the above graph: Avondale Ind Inc, Baldwin & Lyons CL B, Bankers CP, Bay View Cap CP, Bell Cablemedia PLC ADR, Boston Bancorp, Broadband Technol, Centerpoint Props, Computer Language Res, Cytotherapeutics Inc, Edmark CP, Fidelity Natl Fin, First Colorado Bancp Inc, Gilat Satellite Networks, Health Care REIT Inc, Imp Inc, Kemper High Income TR, Magainin Pharm, MDL Information Systems, Muniyield CA Insured FD, Nuveen FL Quality IMF, Oshkosh B'Gosh Inc CL A, Peoples Choice TV CP, Peoples First CP, Planar System Inc, PMT SVCS Inc, Recoton CP, Resource Bancshares Mtg, Rural/Metro CP, SPX CP, Symmetricom Inc, Templeton China World FD, Tesoro Petrol CP, US Long Distance CP and Waverly Inc.

                              CERTAIN TRANSACTIONS

     In March of 1992, the Company entered into a consulting agreement with Mr. Crowe who is a former officer and current Director of the Company, pursuant to which he agreed to provide consulting services to the Company on an as needed basis through March of 1995 at an annual rate of $100,000. There was also an arrangement between the Company and Mr. Crowe pursuant to which he provided consulting services to the Company for the period from April 1995 to January 1996 for which he was paid $30,000.

     See "Compensation Committee Interlocks and Insider Participation" for additional transactions between the Company and affiliates.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Company has not yet selected its independent public auditors for the year ending October 31, 1996. The Audit Committee is expected to make a decision in the near future. Deloitte & Touche were the independent public auditors for the Company for the fiscal year ended October 31, 1995. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

                     NOMINATIONS AND STOCKHOLDER PROPOSALS

     The Bylaws of the Company require that all nominations for persons to be elected Directors, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 30 nor more than 60 days prior to the meeting at which the election will take place (or not later than 10 days after notice of public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of such meeting). The notice must set forth all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

     In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof not less than 30 nor more than 60 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 40 days prior to the date of the meeting). The notice must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the stockholder's name and address as they appear on the Company's books; (iii) the class and number of shares of stock beneficially owned by the stockholder; and
(iv) any material interest of the stockholder in such business.

     Any proposal of a stockholder intended to be presented at the Company's 1997 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than November 22, 1996.

                                 ANNUAL REPORT

     The Company's Annual Report containing audited financial statements for the fiscal years ended October 31, 1995 and 1994 accompanies this Proxy Statement. THE COMPANY WILL SEND A STOCKHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED OCTOBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF RANDALL L. HERREL, SR., PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors,

                                          QUIKSILVER, INC.

                                          ROBERT B. McKNIGHT, JR.
                                          Chairman of the Board and
                                          Chief Executive Officer

Costa Mesa, California
February   , 1996

                  APPENDIX TO QUIKSILVER, INC. PROXY STATEMENT

                                QUIKSILVER, INC.

                             1996 STOCK OPTION PLAN

     1. Purpose. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (b) of Section 3 of the Plan, if one is appointed.

          (d) "Common Stock" shall mean the Common Stock of the Company.

          (e) "Company" shall mean Quiksilver, Inc., a Delaware corporation.

          (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, including compensation through Options granted under this Plan; provided that the term Consultant shall not include Directors who are not compensated for their services or are paid only a director's fee by the Company.

          (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant (as the case may be). Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "Director" shall mean a member of the Board.

          (i) "Disability" shall mean a total and permanent disability as that term is defined in Section 22(e)(3) of the Code.

          (j) "Disinterested Person" shall have the meaning set forth in Rule 16b-3 and shall mean a Director who has not, during the one-year period prior to the date he or she is appointed to the Committee or during the period he or she is on the Committee, received an option grant or stock issuance under this Plan or any other stock plan of the Company or any Parent or Subsidiary of the Company, other than as permitted by Rule 16b-3; provided, however, if Rule 16b-3 is amended after the effective date of this Plan, "Disinterested Person" shall have the meaning set forth in such amended Rule 16b-3.

          (k) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" shall mean: (i) if Shares are exchange-traded or traded on the NASDAQ National Market System ("NMS"), the closing sale or last sale price per share of the Shares; (ii) if Shares are regularly traded in any over-the-counter market other than NMS, the average of the bid and asked prices per share of the Shares; and (iii) if Shares are not traded as described in (i) and (ii) of this Section 2(m), the per share fair market value of the Shares as determined in good faith by the Board on such basis as the Board in its sole discretion shall choose. Fair Market Value as of a given date with respect to subparagraphs (i), (ii) and (iii) shall be determined as of the close of business on the day prior to the date of determination, or if no trading in the Shares takes place on such date, on the next preceding trading day on which there has been such trading.

          (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

          (o) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (p) "Option" shall mean a stock option granted pursuant to the Plan.

          (q) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (r) "Option Termination Date" shall mean the date of expiration of the term of such Option as set forth in the written option agreement.

          (s) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (t) "Plan" shall mean this Quiksilver, Inc. 1996 Stock Option Plan.

          (u) "Restricted Stockholder" shall mean an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company.

          (v) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended from time to time.

          (w) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (x) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (y) "Terminating Transaction" shall mean any of the following events:
     (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations (except with respect to a transaction, the purpose of which is to change the domicile or name of the Company), as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all outstanding equity securities of the Company); or (c) a sale of all or substantially all of the Company's assets.

     3. Administration.

          (a) The Plan shall be administered by the Board, which shall have sole authority in its absolute discretion, subject to the terms of Section 3(b) herein, (i) to determine which Employees and Consultants shall receive Options, (ii) subject to the express provisions of the Plan, to determine the time when Options shall be granted, the number of Shares subject to the Options, the exercise prices, and the terms and conditions of Options other than those terms and conditions fixed under the Plan, and (iii) to interpret the provisions of the Plan and any Option granted under the Plan. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          (b) The Board may delegate administration of the Plan to a Committee of no less than two Directors, each of which shall be Disinterested Persons unless the Board expressly declares that it does not require the Plan to comply with the requirements of Rule 16b-3. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan. (For purposes of this Plan document, the term

     "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

     4. Eligibility.

          (a) Incentive Stock Options may be granted only to Employees who render services which contribute to the Company. Nonstatutory Stock Options may be granted only to Employees or Consultants who render services which contribute to the Company. Options may not be granted to Directors who are not Employees of the Company.

          (b) The Plan shall not confer upon any Optionee any right to continue as an Employee or Consultant of the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or relationship as a Consultant at any time, with or without cause.

          (c) The determination as to whether an Employee or Consultant is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final.

     5. Number of Shares. The maximum aggregate number of Shares which may be optioned and sold under this Plan is Seven Hundred Thousand (700,000) Shares of authorized but unissued Common Stock of the Company. No Employee or Consultant shall receive Options for more than 100,000 shares over any one-year period. In the event that Options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the Shares subject to such unexercised Options may again be optioned and sold under this Plan.

     6. Term of the Plan. The Plan shall be effective as of March 22, 1996, and shall continue in effect until March 21, 2006, unless terminated earlier.

     7. Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board in its sole discretion, but, in the case of Incentive Stock Options only, shall be subject to the following:

             (i) for an Incentive Stock Option granted to a Restricted Stockholder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

             (ii) for an Incentive Stock Option granted to any Employee (other than a Restricted Stockholder), the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board, one of the alternative forms specified below:

             (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

             (iv) any other legal consideration that may be acceptable to the Board.

     8. Exercise of Options.

          (a) Vesting of Options. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          (b) Procedure for Exercise. An Option may be exercised at any time as to all or any portions of the Shares as to which it is then exercisable, except that an Option may not be exercised for a fraction of a Share and shall be subject to any provision in the written option agreement governing the minimum number of Shares as to which the Option may be exercised. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(b) of the Plan.

          (c) Termination of Options. All installments of an Option shall expire and terminate on such date(s) as the Board shall determine, but in no event later than ten (10) years from the date such Option was granted (except that an Incentive Stock Option granted to a Restricted Stockholder shall by its terms not be exercisable after the expiration of five (5) years from the date such Option was granted).

          (d) Death or Termination of Service of Optionee. The following provisions shall govern the exercise period applicable to any Options held by an Optionee at the time of his or her death or termination of service with the Company or any Parent or Subsidiary of the Company:

             (i) Termination of Continuous Status as an Employee or
        Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be) for any reason other than Optionee's death or Disability, such Optionee may only exercise the Option within three (3) months (or such shorter period as specified in the written option agreement) after the date of such termination.

             (ii) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may only exercise the Option within twelve (12) months (or such shorter period as is specified in the written option agreement) from the date of such termination.

             (iii) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's death, the Option may only be exercised any time within twelve (12) months (or such shorter period as is specified in the written option agreement) following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

             (iv) Limitations. Each Option shall, during the limited exercise period under this Section 8(d), be exercisable only as to the Shares for which the Option is exercisable on the date of the Optionee's death or termination of service with the Company. Under no circumstances shall any Option become exercisable under this Section 8(d) after the Option Termination Date. Upon the earlier of the expiration of such limited exercise period or the Option Termination Date, the Option shall terminate and cease to be exercisable.

             (v) Immediate Termination. Should (A) the Optionee's Continuous Status as an Employee or Consultant be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event all outstanding Options granted to the Optionee under this Plan shall terminate immediately and cease to be exercisable.

             (vi) Board Discretion to Accelerate. The Board shall have complete discretion, exercisable either at the time the Option is granted or at any time the Option remains outstanding, to permit one or more Options granted under this Plan to be exercised during the limited exercise period applicable under this Section 8(d), not only for the number of Shares for which each such Option is exercisable at the time of the Optionee's death or termination of service but also for one or more subsequent installments of Shares for which the Option would otherwise have become exercisable had such death or termination of service not occurred.

          (e) Extensions. Notwithstanding the provisions covering the exercisability of Options following death or termination of service, as described in Section 8(d), the Board may, in its sole discretion, with the consent of the Optionee or the Optionee's estate (in the case of the death of Optionee), extend the period of time during which the Option shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date. In the case of Incentive Stock Options, extensions under this Section 8(e) may result in loss of the favorable treatment accorded to incentive stock options under the Code.

     9. Restrictions on Grants of Options and Issuance of Shares.

          (a) Regulatory Approvals. No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act"), and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations, or approvals shall not have been obtained.

          (b) Representations and Warranties. As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required (or deemed appropriate by the Board, in its discretion) under any applicable law or regulation, including but not limited to a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the 1933 Act or any other applicable law, rule, or regulation.

          (c) Stockholder Approval. The exercise of Options under the Plan also is conditioned on approval of the Plan by the Company's Stockholders, and no Option shall be exercisable hereunder unless and until the Plan has been so approved.

     10. Option Adjustments.

          (a) Change in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization by the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any individual Optionees under the Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federal taxable income to holders of Options granted under the Plan or the holders of Common Stock or other classes of the Company's securities.

          (b) Corporate Reorganizations. Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Options, and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise his or her Options to the full extent not theretofore exercised, including any portion which has not yet become exercisable.

     11. Option Agreement. The terms and conditions of Options granted under the Plan shall be evidenced by a written option agreement executed by the Company and the person to whom the Option is granted. Each option agreement shall incorporate the Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

     12. Limitations on Incentive Stock Options. In the event that the aggregate Fair Market Value of Shares (determined as of the date of grant of the Option covering such Shares) with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under this Plan and any other plan of the Company exceeds $100,000, Options with respect to and to the extent of such excess shall be treated as Nonstatutory Stock Options. This Section 12 shall be applied by taking Options which are intended to be Incentive Stock Options into account in the order in which they were granted.

     13. Amendment or Termination of the Plans.

          (a) Board Authority. The Board may amend, suspend, alter, or terminate the Plan at any time. To the extent necessary or desirable to comply with Rule 16b-3 of the Exchange Act, the Code or any other applicable law or regulation, the Company may obtain stockholder approval of any amendment to the Plan only in such a manner and to such a degree as required under applicable law.

          (b) Limitation on Board Authority. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that would cause Incentive Stock Options issued hereunder to fail to qualify as Incentive Stock Options as defined in Section 422(b) of the Code. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of an option agreement by both the Company and the Optionee, without the consent of such Optionee.

          (c) Contingent Grants Based on Amendments. Options may be granted in reliance on and consistent with any amendment adopted by the Board and which is necessary to enable such Options to be granted under the Plan, even though such amendment requires future stockholder approval; provided, however, that any such contingent Option by its terms may not be exercised prior to stockholder approval of such amendment, and provided further, that in the event stockholder approval is not obtained within twelve months of the date of grant of such contingent Option, then such contingent Option shall be deemed cancelled and no longer outstanding.

     14. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     15. No Rights in Shares Before Issuance and Delivery. Neither the Optionee, his or her estate nor his or her transferees by will or the laws of descent and distribution shall be, or have any rights or privileges of, a stockholder of the Company with respect to any Shares issuable upon exercise of the Option unless and until certificates representing such Shares shall have been issued and delivered notwithstanding exercise of the Option. No adjustment will be made for a dividend or other rights where the record date is prior to the date such stock certificates are issued, except as provided in Section 10.

     16. Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, including, without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by the Company, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to the Company any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. In the discretion of the Board, upon exercise of a Nonstatutory Stock Option, the Optionee may request the Company to withhold from the Shares to be issued upon such exercise that number of Shares (based on the Fair Market Value of the Shares as of the day notice of exercise is received by the Company) that would satisfy any tax withholding requirement.

     17. Legends on Options and Stock Certificates. Each option agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the option agreement and/or the certificate. The determination of which legends, if any, shall be placed upon option agreements and/or the certificates representing Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.

     18. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan.

     19. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

Date Plan approved by Board: January 26, 1996

Date Plan approved by Shareholders: March   , 1996

                      NONSTATUTORY STOCK OPTION AGREEMENT

     On this   day of           ,      , ("Grant Date"), QUIKSILVER, INC., a
Delaware corporation (the "Company"), hereby grants to           (the
"Optionee") an Option to purchase a total of           shares of Common Stock
(the "Shares"), on the terms and conditions set forth below, and in all respects subject to the terms, definitions and provisions of the Quiksilver, Inc. 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined in this Option, the terms defined in the Plan shall have the same defined meanings in this Option. In the event of any conflict between the provisions of this Option and those of the Plan, the Plan shall control.

     1. Nature of the Option. This Option is intended to qualify as a Nonstatutory Stock Option.

     2. Exercise Price.  The exercise price is $          for each share of
Common Stock.

     3. Vesting and Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (a) Vesting. Subject to the limitations contained in this Option and the Plan, this Option shall become exercisable in installments as follows:

                NUMBER OF SHARES                       DATE OF EARLIEST EXERCISE
                 (INSTALLMENT)                                 (VESTING)
                ----------------                       -------------------------

     The installments provided for in this Section 3(a) are cumulative. Each such installment which becomes exercisable pursuant to this Section shall remain exercisable until expiration or earlier termination of this Option.

          (b) Method of Exercise. This Option shall be exercisable by written notice (in a form designated by the Company) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and warranties of Optionee as may be required by the Company pursuant to Section 9(b) of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

          (c) Minimum Exercise. The minimum number of Shares with respect to which this Option may be exercised at any one time is One Hundred (100) Shares, and this Option shall be exercised for whole Shares only.

     4. Certain Representations and Warranties.

          (a) Optionee represents to the Company the following:

             (i) that Optionee has read and understands the terms and provisions of the Plan, and hereby accepts this Agreement subject to all the terms and provisions of the Plan;

             (ii) that Optionee shall accept as binding and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan; and

             (iii) Optionee understands that, unless at the time of exercise of this Option a registration statement under the Securities Act of 1933, as amended, is in effect covering the Shares, as a condition to the exercise of the Option the Company may require Optionee to represent that

        Optionee is acquiring the Shares for Optionee's own account only and not with a view to, or for sale in connection with, any distribution of the Shares.

     5. Method of Payment.

          (a) The consideration to be paid for the Shares to be issued upon exercise of the Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board or the Committee, one of the alternative forms specified below:

             (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

             (iv) any other legal consideration that may be acceptable to the Board or the Committee.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Termination of Status as an Employee or Consultant. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, but only within three (3) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment or relationship as director or consultant (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     9. Death of Optionee. In the event of the death of Optionee during the term of this Option while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise this Option on the date of death.

     10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. Term of Option. In no event may this Option be exercised after , 200 (which date shall be no more than ten (10) years from the date this Option was granted).

     12. No Employment Rights. Optionee acknowledges and agrees that the vesting of Shares pursuant to Section 3 hereof is earned only through Optionee's Continuous Status as an Employee or Consultant (not through the act of being hired or engaged, being granted this Option or acquiring Shares hereunder). Optionee further acknowledges and agrees that this Option, the Company's Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an Employee or Consultant for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's employment or consulting relationship at any time, with or without cause.

     13. Withholding of Taxes. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state, or foreign law as a result of the grant of the Option or the issuance of stock pursuant to the exercise of the Option.

     14. Notices. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to Optionee at the address given below or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given upon personal delivery or three business days after deposit in the United States mail, registered or certified, postage prepaid.

     15. Governing Law. This Option shall be governed by and construed in accordance with the internal laws of the State of California.

                                          QUIKSILVER, INC.

                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------

                                          --------------------------------------
                                                                      , Optionee
                                          ----------------------------

                                          Address:
                                                   -----------------------------

                                          --------------------------------------

                        INCENTIVE STOCK OPTION AGREEMENT

     On this   day of           ,      , ("Grant Date"), QUIKSILVER, INC., a
Delaware corporation (the "Company"), hereby grants to           (the
"Optionee") an Option to purchase a total of           shares of Common Stock
(the "Shares"), on the terms and conditions set forth below, and in all respects subject to the terms, definitions and provisions of the Quiksilver, Inc. 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined in this Option, the terms defined in the Plan shall have the same defined meanings in this Option. In the event of any conflict between the provisions of this Option and those of the Plan, the Plan shall control.

     1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option.

     2. Exercise Price.  The exercise price is $          for each share of
Common Stock, which price is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board or the Committee.

     3. Vesting and Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (a) Vesting. Subject to the limitations contained in this Option and the Plan, this Option shall become exercisable in installments as follows:

                NUMBER OF SHARES                       DATE OF EARLIEST EXERCISE
                  (INSTALLMENT)                                (VESTING)
                ----------------                       -------------------------

     The installments provided for in this Section 3(a) are cumulative. Each such installment which becomes exercisable pursuant to this Section shall remain exercisable until expiration or earlier termination of this Option.

          (b) Method of Exercise. This Option shall be exercisable by written notice (in a form designated by the Company) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and warranties of Optionee as may be required by the Company pursuant to Section 9(b) of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

          (c) Minimum Exercise. The minimum number of Shares with respect to which this Option may be exercised at any one time is One Hundred (100) Shares, and this Option shall be exercised for whole Shares only.

     4. Certain Representations and Warranties.

          (a) Optionee represents to the Company the following:

             (i) that Optionee has read and understands the terms and provisions of the Plan, and hereby accepts this Agreement subject to all the terms and provisions of the Plan;

             (ii) that Optionee shall accept as binding and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan;

             (iii) Optionee understands that the existence of the Plan and the execution of this Option are not sufficient by themselves to cause any exercise of any Incentive Stock Options granted under the Plan and this Option to qualify for favorable tax treatment through the application of
        Section 422(a) of the Code; and that Optionee must, in order to so qualify, individually meet by Optionee's own action all applicable requirements of Section 422, including without limitation, the requirement that no disposition of Shares may be made by Optionee within two (2) years from the date of the granting of the Option nor within one
        (1) year after the transfer of such Shares to Optionee; and

             (iv) Optionee understands that, unless at the time of exercise of this Option a registration statement under the Securities Act of 1933, as amended, is in effect covering the Shares, as a condition to the exercise of the Option the Company may require Optionee to represent that Optionee is acquiring the Shares for Optionee's own account only and not with a view to, or for sale in connection with, any distribution of the Shares.

     5. Method of Payment.

          (a) The consideration to be paid for the Shares to be issued upon exercise of the Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board or the Committee, one of the alternative forms specified below:

             (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

             (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

             (iv) any other legal consideration that may be acceptable to the Board or the Committee.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, but only within three
(3) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee, as a result of Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     9. Death of Optionee. In the event of the death of Optionee during the term of this Option while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise this Option on the date of death.

     10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. Term of Option.  In no event may this Option be exercised after
            ,      (which date shall be no more than ten (10) years from the
date this Option was granted).

     12. No Employment Rights. Optionee acknowledges and agrees that the vesting of Shares pursuant to Section 3 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares hereunder). Optionee further acknowledges and agrees that this Option, the Company's Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's employment relationship at any time, with or without cause.

     13. Withholding of Taxes. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state, or foreign law as a result of the grant of the Option or the issuance of stock pursuant to the exercise of the Option.

     14. Notices. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to Optionee at the address given below or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given upon personal delivery or three business days after deposit in the United States mail, registered or certified, postage prepaid.

     15. Governing Law. This Option shall be governed by and construed in accordance with the internal laws of the State of California.

                                          QUIKSILVER, INC.

                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------

                                          --------------------------------------
                                                                      , Optionee
                                          ----------------------------

                                          Address:
                                                   -----------------------------

                                          --------------------------------------

                                QUIKSILVER, INC.

                          1995 NONEMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

     Quiksilver, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Quiksilver, Inc. 1995 Nonemployee Directors' Stock Option Plan (the "Plan"). The purpose of this Plan is to advance the interests of the Company by enhancing its ability to attract and retain qualified persons who are neither employees nor officers of the Company to serve as members of the Company's Board of Directors. This Plan provides such persons with the opportunity to become owners of capital stock of the Company by the grant of Options to purchase Shares. Options granted hereunder shall be "nonstatutory options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422A of the Internal Revenue Code of 1986, as amended.

     Section 1. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the entity, whether the Board or the Committee, responsible for administering this Plan, as provided in Section 2.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 3(c) to administer this Plan.

          (e) "Company" shall mean Quiksilver, Inc., a Delaware corporation.

          (f) "Common Stock" shall mean the Company's $.01 par value Common
     Stock.

          (g) "Expiration Date" shall mean the last day of the term of an Option established under Section 5(b).

          (h) "Fair Market Value" shall mean, as of the date in question: (i) the closing price of a Share on the principal exchange on which Shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or
     (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. Such determination shall be conclusive and binding on all persons.

          (i) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee or officer of the Company or any Parent or Subsidiary of the Company and, if such person has been an employee or officer of the Company or any Parent or Subsidiary of the Company during the preceding twelve months, such person has not been granted or awarded any equity securities of the Company pursuant to any other plan of the Company or any Parent or Subsidiary during such twelve month period. Service as a director does not in itself constitute employment for purposes of this definition.

          (j) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (k) "Option Agreement" shall mean the written agreement described in
     Section 5 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

          (l) "Option Shares" shall mean the Shares subject to an Option granted under this Plan.

          (m) "Optionee" shall mean a Nonemployee Director who holds an Option.

          (n) "Plan" shall mean this Quiksilver, Inc. 1995 Nonemployee Directors' Stock Option Plan, as it may be amended from time to time.

          (o) "Section," unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

          (p) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 7.

          (q) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, within the meaning of Section 425(f) of the Code, but only for so long as it is a "subsidiary corporation."

     Section 2. Administration.

          (a) The Board shall administer this Plan, including implementing and overseeing (i) all necessary actions in connection with the delivery of Option Agreements evidencing Option grants under this Plan, (ii) the exercise or termination of Options pursuant to the terms of this Plan, and
     (iii) the interpretation of the provisions of this Plan and any Option granted under this Plan. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of this Plan and shall have authority to do everything necessary or appropriate to administer this Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          (b) The Board may delegate administration of the Plan to a Committee of no less than two directors appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of this Plan. (For purposes of this Plan document, the term "Administrator" shall mean the Board or, to the extent that the Board's powers have been delegated to the Committee, the Committee.)

          (c) All decisions, interpretations and other actions of the Administrator shall be final and binding on all persons. No member of the Committee or Board shall be liable for any action that he or she has taken or failed to take in good faith with respect to this Plan or any Option.

     Section 3. Eligibility and Consideration. Only Nonemployee Directors may receive Options under this Plan. In consideration of the granting of the Option, the Optionee shall agree in the written Option Agreement to remain as a director of the Company for a period of at least one year after the Option is granted, unless the stockholders of the Company fail to reelect the director upon expiration of the director's term of office prior to the expiration of the one year period.

     Section 4. Shares Subject to Plan.

          (a) Aggregate Number. Subject to Section 7 (relating to adjustments upon changes in Shares), the Shares which may be issued upon exercise of Options shall not exceed in the aggregate 140,000 Shares. Shares issued under this Plan may be unissued Shares or reacquired Shares. The number of Shares that are subject to Options at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. If any Option shall for any reason terminate or expire without having been exercised in full, the Shares allocable to the unexercised portion of such option shall be available again for the purpose of this Plan.

          (b) No Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 7, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

     Section 5. Grant of Options.

          (a) Option Grants Upon Election to the Board. Each Nonemployee Director on the date the Plan is approved by the Board of Directors and each Nonemployee Director who is first elected to the Board of Directors thereafter shall be automatically granted on such date, an Option to purchase 20,000 shares at an exercise price per share equal to the Fair Market Value of the Shares as of such date of approval or election, as applicable; provided, however, that all such grants made prior to approval of the Plan by the stockholders of the Company shall be subject to and conditioned upon obtaining such stockholder approval.

          (b) Terms; Vesting. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under this Section 5 shall become exercisable with respect to one-fourth of the number of Shares covered by such Option on the first, second, third and fourth anniversary of the date such Option was granted, so that such Option shall be fully exercisable beginning on such fourth anniversary of the date the Option was granted.

          (c) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in
     Section 5(a).

          (d) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Option Shares, the option price, and the other terms and conditions applicable to the Option.

          (e) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

          (f) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

          (g) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 6.

          (h) Expiration of Options. No Option may be exercised to any extent by anyone after the first to occur of the following events:

             (i) The expiration of ten years from the date the Option was granted; or

             (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the termination of service by Optionee as a director of the Company for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

             (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the termination of service by Optionee as a director of the Company for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

             (iv) The expiration of one year from the date of Optionee's death.

     Section 6. Payment upon Exercise of Options.

          (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

          (b) Form of Consideration. Optionees may make all or any portion of any payment due to the Company upon exercise of an Option by delivery of cash or any Shares or other securities of the Company, so long as such Shares or other securities constitute valid consideration for the stock under applicable law and are surrendered in good form for transfer; provided, however, that Options may not be exercised by the delivery of Shares or other securities of the Company more frequently than at six-month intervals. Shares or other securities delivered upon exercise shall be valued at their Fair Market Value on the delivery date.

          (c) Taxes. Irrespective of the form of payment made for exercise of an Option, exercise shall be conditioned upon payment in cash to the Company by the Optionee of all local, state and federal withholding taxes applicable, in the Administrator's judgment, to the exercise of the Option.

     Section 7. Adjustment of Shares.

          (a) Changes in Capital Structure. Subject to Section 7(b), if the outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or stock dividend, the total number and/or kind of securities for the purchase of which Options may be granted under this Plan, and the number and/or kind of securities as to which Options (or portions thereof) are outstanding, shall be adjusted proportionately by the Administrator. Any adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of such Option and with a corresponding adjustment in the exercise price per Share. Any adjustment under this Section 7(a) shall be subject to the provisions of the Company's Certificate of Incorporation, as amended, and applicable law. Any such adjustment shall be final and binding upon all Optionees, the Company and all other interested persons.

          (b) Reorganization and Other Transactions. In its absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Administrator so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.

     Section 8. No Right to Directorship. Neither, this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation and Bylaws relating to the election, appointment, terms of office, and removal of members of the Board.

     Section 9. Legal Requirements. The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     Section 10. Duration and Amendments.

          (a) Duration. This Plan shall become effective on March 24, 1995, subject to the approval of the Company's stockholders. This Plan and any Options granted hereunder shall be null and void if such approval is not obtained. This Plan shall terminate automatically on March 23, 2005, and may be terminated on any earlier date pursuant to Section 10(b).

          (b) Amendment; Termination. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that the provisions of this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. To the extent necessary or desirable to comply with Rule 16b-3, the Code or any other applicable law or regulation, the Company shall obtain stockholder approval of any amendment to the Plan in such a manner and to such a degree as required. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.

          (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

                             NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, dated             , 199 , is made by and between
Quiksilver, Inc., a Delaware corporation (the "Company"), and a non-employee director of the Company (the
"Director").

     WHEREAS, the Company wishes to afford the Director the opportunity to purchase shares of its Common Stock; and

     WHEREAS, the Company wishes to carry out the Quiksilver, Inc. 1995 Nonemployee Directors' Stock Option Plan (the "Plan") a copy of which is delivered herewith and the terms of which are hereby incorporated by reference and made a part of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Capitalized terms used but not defined herein shall have the meaning specified in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                                   ARTICLE II

                                GRANT OF OPTION

     Section 2.1 -- Grant of Option

     In consideration of the Director's agreement to continue in his service to the Company, and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Director the option to purchase any part or all of an aggregate of 20,000 Shares of its Common Stock upon the terms and conditions set forth in this Agreement; provided, however, that the grant of this Option is subject to and conditioned upon stockholder approval of the Plan. The Plan and this Option shall be null and void if such approval is not obtained.

     Section 2.2 -- Purchase Price

     The purchase price of the Shares of Common Stock covered by the Option
shall be $       per share without commission or other charge.

     Section 2.3 -- Consideration to Company

     In consideration of the granting of this Option by the Company, the Director agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Board of Directors shall from time to time prescribe, for a period of at least one year from the date this Option is granted, unless the stockholders of the Company fail to reelect the Director upon expiration of the Director's term of office prior to the expiration of the one year period. Nothing in this Agreement or in the Plan shall confer upon the Director any right to continue serving in a directorship position of the Company or shall interfere with or restrict in any way the rights of the stockholders of the Company, which are hereby expressly reserved, to remove the Director pursuant to provisions therefor in the charter or bylaws of the Company.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

     Section 3.1 -- Commencement of Exercisability

     The Option shall become exercisable in four cumulative installments as follows:

          (a) The first installment shall consist of twenty percent (25%) of the Shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

          (b) The second installment shall consist of twenty percent (25%) of the Shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

          (c) The third installment shall consist of twenty percent (25%) of the Shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

          (d) The fourth installment shall consist of twenty percent (25%) of the Shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

     Section 3.2 -- Expiration of Option

     The Option may not be exercised to any extent by the Director after the first to occur of the events set forth in Section 5(h) of the Plan.

                                   ARTICLE IV

                               EXERCISE OF OPTION

     Section 4.1 -- Person Eligible to Exercise

     During the lifetime of the Director, only he may exercise the Option or any portion thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by the Director's personal representative or by any person empowered to do so under the Director's will or under the then applicable laws of descent and distribution.

     Section 4.2 -- Partial Exercise

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares.

     Section 4.3 -- Manner of Exercise

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary's office of all of the following prior to the time when the exercisable Option or portion thereof becomes unexercisable:

          (a) Notice in writing signed by the Director or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

          (b) (i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is exercised; or

             (ii) With the consent of the Administrator, Shares of the Company's Common Stock owned by the Director duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Shares with respect to which such Option or portion is exercised; or

            (iii) Any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

          (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Director or other person then entitled to exercise such Option or portion thereof, stating that the Shares of stock are being acquired for his or her own account, for investment and without any present intention of distributing or reselling said Shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Securities Act"), and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the Shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the Shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such Shares; and

          (d) Full payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

          (e) In the event the Option or portion shall be exercised pursuant to
     Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

     Section 4.4 -- Conditions to Issuance of Stock Certificates

     The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such Shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

     Section 4.5 -- Rights as Shareholder

     The holder of the Option shall not be, nor shall such holder have any of the rights of privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such Shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

     Section 5.1 -- Administration

     The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Director, the Company and all other interested persons.

     Section 5.2 -- Option Not Transferable

     Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

     Section 5.3 -- Shares to Be Reserved

     The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

     Section 5.4 -- Notices

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     Section 5.5 -- Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     Section 5.6 -- Construction

     This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

     Section 5.7 -- The Plan

     A copy of the Plan has been delivered to the Director, and receipt of such copy is hereby expressly acknowledged by the Director. This Agreement hereby incorporates by reference said Plan document and all of the terms and conditions of the Plan as the same may be amended from time to time hereafter in accordance with the terms thereof. The terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                          QUIKSILVER, INC.


                                          By
                                             -----------------------------------
                                                   Chief Executive Officer


                                          By
                                             -----------------------------------
                                                          Secretary

--------------------------------------
               Director

--------------------------------------

--------------------------------------
               Address

                                QUIKSILVER, INC.
                              1740 MONROVIA AVENUE
                              COSTA MESA, CA 92627

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert B. McKnight, Jr. and Randall L. Herrel, Sr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Quiksilver, Inc. held of record by the undersigned on January 26, 1996, at the Annual Meeting of Stockholders to be held on March 22, 1996 and at any adjournment or postponement thereof.

1. Election of Directors: / / FOR ALL nominees listed below                / / WITHHOLD AUTHORITY for all
                              (except as indicated to the contrary below)      nominees listed below

  William M. Barnum, Jr., Charles E. Crowe, Michael H. Gray, Randall L. Herrel,
         Sr., Robert G. Kirby, Robert B. McKnight, Jr. and Tom Roach.

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below:

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2. Approval of the Company's 1996 Stock Option Plan described in the accompanying proxy statement.

                  / / FOR        / / AGAINST        / / ABSTAIN

3. Approval of the Company's 1995 Nonemployee Directors' Stock Option Plan described in the accompanying proxy statement.

                  / / FOR        / / AGAINST        / / ABSTAIN

4. Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 30,000,000.

                  / / FOR        / / AGAINST        / / ABSTAIN
                          (Continued on reverse side)

                          (Continued from other side)

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    All other proxies heretofore given by the undersigned to vote shares of stock of Quiksilver, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.
                                              Date:                       , 1996
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                                                         (Signature)


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                                                         (Signature)

                                                 Please date this Proxy and sign
                                              it exactly as your name or names
                                              appear below. When shares are held
                                              by joint tenants, both should
                                              sign. When signing as an attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If shares are held
                                              by a corporation, please sign in
                                              full corporate name by the
                                              President or other authorized
                                              officer. If shares are held by a
                                              partnership, please sign in
                                              partnership name by an authorized
                                              person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
     ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.